Exhibit F-11

Great Plains Energy Incorporated
Form U5S
Exhibit F-11

The chart of accounts of KLT Inc. and its subsidiaries
as of December 31, 2003.

Account	Description	Status

100390	Leasehold Improvements	A
101303	Misc Intangible Plant	A
101304	License agreement	A
101305	Project rights	A
101306	Patents	A
101331	Lease Equipment	A
101332	Undeveloped leaseholds	A
101333	Developed leaseholds	A
101334	Intangible drilling costs	A
101335	Nucl Prod-Disallwd-Fasb 90	A
101390	Gen Plt-Struc&Imp-El In S	A
101391	Gen Plt-Office Eq-El In S	A
101392	Gen Plt-Transp Eq-El In S	A
101394	Gen Plt-Tools Etc-El In S	A
101396	Gen Plt-Pwr Op Eq-El In S	A
101398	Gen Plt-Misc Eq -El In S	A
108330	Accum DD&A on oil/gas property	A
108390	Depr-El Gen Plt-Struc	A
108391	Depr-El Gen Plt-Off Furn	A
108398	Depr-El Gen Plt-Misc Eqpt	A
111303	Amtz -Misc Intangible Plant	A
111306	Accumulated amort - Patents	A
111390	Amtz-Elec Plt in Svc-Genral	A
123300	Investment in KLT Investments	A
123302	Investment in Investments II	A
123305	Earnings of Energetechs	A
123306	Investment in KLT Energy Svcs	A
123308	Investment in KLT Gas	A
123310	Investment in KLT Telecom	A
123312	Earnings of KLT Telecom	A
123316	Investment in Far Gas	A
123318	Investment in Apache Canyoh	A
123320	Investment-Municipal Solutions	A
123322	Investment-Telemetry Solutions	A
123324	Investment in KVA Power	A
123328	Investment in MPVC	A
123330	Investment in KLT IATAN	A
123332	Investment in IATAN II	A
123334	Invst in Pwr Intl II	A
123336	Invst in CMI	A
123338	Invst in Pwr Bermuda	A
123342	Invst in KLT Pwr Asia	A
123344	Invst in Copier Sol	A
123346	Solutions Valuation Allowance	A
123348	Invest in Signal Sit	A
123350	Investment in MS	A
123352	Investment in TS	A
123354	Invest in Simmons	A
123356	Investment Adv Measuremt Sol	A
123358	Investment in AMS	A
123360	Invst in Pwr Maur	A
123362	Invest in KEI Engy	A
123364	Invest in DTI	A
123366	Investment in SEL	A
123500	Goodwill	A
124500	Warren D Nadel preferred stock	A
124512	Misc equity method investments	A
124514	Investment in Custom Energy	A
124516	Invst in Custom Engy	A
124520	Prefed Invest in Custom Energy	A
124524	BAR Gas LLC	A
124526	Lyco Energy Corp Common	A
124529	Lyco Energy preferred stock	A
124530	Lyco Lease Acquisition LLP	A
124532	Iatan Power Partners LP	A
124535	Npc	A
124536	Investment in Galt	A
124538	Investment in Patrick Energy	A
124541	Equity in earnings of MPS	A
124542	Intelligent Devices, Inc.	A
124545	IDI goodwill accumulated amort	A
124546	Prefed Invest in Custom Energy	A
124548	Investment in Nationwide Elect	A
124550	National Equity Fund 1992	A
124552	Boston Capital	A
124554	Nationwide Housing Group	A
124556	Related Capital Fund I	A
124557	Equity in Earnings-Galt	A
124558	Gateway	A
124559	Napico	A
124560	Boston Financial	A
124561	East Coast Capital I	A
124563	Earnings of East Coast Capital	A
124564	McDonald	A
124565	Richman	A
124566	Arcand	A
124568	Housing MO Equity Fund	A
124570	Nht Iii	A
124572	Banc One	A
124574	MO Affordable Housing Fund V	A
124575	MO Affordable Housing Fund VI	A
124576	Wnc	A
124578	Mahf Vii	A
124579	Boston Financial MO tax credit	A
124580	Aurora Family Apartments	A
124582	Mahf Ix	A
124591	Writedown of NEF Fund	A
124592	Writedown of Nationwide Hsing	A
124596	Writedown of Gateway	A
124600	Amortization of NEF	A
124601	Amortization of MAHF 5	A
124602	Amortization of MAHF 6	A
124603	Amortization of MAHF 7	A
124606	Amortization of MAHF VI	A
124607	Amortization of AFA	A
124608	Amortization of BF MO tax cred	A
124609	Amortization of MAHF IX	A
124625	Global 30-6 LLP	A
124626	Global 31-6 LLP	A
124627	Ward Lake LLP	A
124628	Frontier LLP	A
124659	Hallwood LLP	A
124660	Miller LLP	A
124665	Acc amortization - Global 30-6	A
124666	Acc amortization - Global 31-6	A
124667	Acc amortization - Frontier	A
124668	Acc amortization - Ward Lake	A
124669	Acc amortization - Hallwood	A
124670	Acc amortization - Miller	A
124680	Envirotech VCF	A
124681	CellNet stock	A
124682	Government securities	A
124684	Digital Teleport Inc preferred	A
124685	eChannel preferred stock/warr	A
124686	Yichang 1	A
124687	Costanera common stock	A
124688	CBA common stock	A
124689	NW Pfd-Mand Redeem Stk	A
124691	Misc S/T investments	A
124694	Misc short-term investments	A
131002	Cash - Reclassified To A/P	A
131300	Cash-Main Accounts	A
136001	Temp Cash Inv-Cash Equivnt	A
141001	Miscellaneous N/R	A
141003	Notes receivable - current	A
143028	A/R Dfd Mdse-PR Deduct	A
143030	A/R Employee Advances	A
143100	A/R Miscellaneous	A
143484	Accounts Receivable-Oil & Gas	A
143490	A/R - Arthur Petrie	A
143492	Interest receivable	A
143493	Dividends receivable	A
143494	Receivables to be invoiced	A
143495	A/R Cls Llc	A
143496	A/R Cls-Kc	A
143497	A/R - Nationwide Electric	A
143498	N/R-Cls	A
144000	Allow for Doubtful A/C-Art Pet	A
144004	Allowance - doubtful accounts	A
144005	KVA Valuation Allowance	A
144006	KVA LT Valuation Allowance	A
145350	N/R - Municipal Parking Sol	A
145352	N/R - Strategic Energy	A
145353	N/R - Municipal Solutions	A
145354	N/R - Telemetry Solutions	A
145355	N/R - Kva	A
145358	N/R Simmons	A
145359	N/R Ams	A
145360	Affiliated Note Rec from KCREC	A
145363	N/R - Digital Teleport, Inc.	A
145365	N/R - Custom Energy	A
145368	N/R - Kva	A
145370	N/R - Npc	A
146000	A/R from KCPL	A
146101	Net IU Receivable-KCPL's GENCO	A
146104	Net IU Receivable-KCPL's DISCO	A
146106	Due To/From SUPPT	A
146201	A/R KLT Inc.	A
146229	A/R Municipal Parking	A
146230	A/R Pwr Intn'l II	A
146231	A/R Energetics	A
146246	A/R - Custom Energy	A
146249	Distribution Rec from SEL	A
146352	Affiliated A/C Rec-SEL	A
154700	Equipment inventory	A
165008	Prepayments-Other	A
165360	Prepaid Drilling/Completion	A
165361	Prepaid oil and gas lease oper	A
174900	Other current assets	A
174901	Other current assets	A
174902	Accumulated sale	A
186350	RWIP - Non-Utility	A
186352	Deferred loan origination fees	A
186354	Gas Hedge Deferred Payment	A
186355	Deferred Development Costs	A
191000	KLTES' Goodwill - SEL	A
201100	Common Stock Issued	A
202998	Affiliated Payable to GPES	A
211900	Paid in capital-excess of par	A
216100	Unappr Ret Earnings	A
216438	Unappr Ret E-Com Div Decl	A
219100	Unrealized gain/losses-Mkt sec	A
224800	N/R - Arthur Petrie	A
224801	LTD liability	A
224810	Deferred Credits	A
224825	Delayed equity contr-NEF 1995	A
224851	Note-Housing MO 8/95	A
224852	Note-Arcand 10/1/97	A
224885	Note Payable-MAHF IX	A
224900	Great Plains Energy Line of Cr	A
231000	Interest Payable-LOC-GPE(HLDCO	A
231300	Notes P-Unsecured Comm'l	A
231301	Short Term Notes Payable	A
232001	Invoices Payable	A
232003	AP-Accrued Payroll	A
232019	AP P/R Ded-Empl Svgs Plus	A
232030	AP K C Power PAC	A
232077	AP-Flex Ben-Life Insurance	A
232086	AP-ESP-General & Home Loans	A
232098	Employer ESP	A
232099	Employee Dependent Care Deduct	A
232109	Travel card liability	A
232400	Estimated Accruals	A
233401	Deferred Revenue	A
234001	Interest Payable-Affiliate	A
234201	A/P to KLT Inc.	A
234210	A/P to KLT Iatan	A
234217	A/P to KLT Investments II	A
234232	A/P - Telemetry Solutions	A
234234	A/P - KCPL	A
234237	A/P - Apache Canyon	A
234258	Notes payable-affiliate	A
234259	Payroll reserve	A
234271	Current NEF 1993	A
234303	Affiliated A/P to GPE (HLDCO)	A
234320	Affiliated Payable to GPES	A
236100	Accr T-Property-City,Co&S	A
236300	Accr T-State Capital Stoc	A
236304	Accr T-Fed Unemployment	A
236307	Accr T-KC Earnings Tax	A
236308	Accrued Taxes-WCNOC	A
236400	Accr T-Fed Income	A
236500	Accr T-State Income	A
237708	Acc Int All Swaps	A
237904	Accr Int-GPE Bank One	A
237950	Interest Payable - Gaylon Simmon	A
237952	Interest pay-Howard Dockery	A
237953	Interest pay-M Canterbury	A
237955	Interest Payable - K Dockery	A
237960	AFH Accrued Interest	A
241001	Taxes Pay-Witholding Fed	A
241005	Taxes Pay-Mo W/H Tax	A
241009	Taxes Pay-Ks W/H Tax	A
242000	Other current liabilities	A
242013	Cust&Empl Dollar Aid Contri	A
242016	Def Comp -KCPL Only-Current	A
242220	Reserve For Nuclear Outage	A
242230	Royalty Interest Payable	A
242900	Vacation Liability-Pd Vac Curr	A
242917	State	A
253100	Other Def Cr-Misc Credits	A
283300	Def Income Tax-Misc	A
454001	Other Rev-Rent - Electric Prop	A
539000	Lease Operating Expense	A
539003	LOE-Well servicing	A
539006	LOE-Electricity	A
539008	LOE-Materials and supplies	A
539011	LOE-Compression/dehydration	A
539014	Handling, Comp & Sev	A
539020	LOE-Gas Gathering	A
539022	Accounts receivable write-offs	A
539023	Far Gas commission expense	A
539024	LOE-Transportation	A
539026	LOE-Roustabout/contractor svcs	A
600103	GPES Service Provided	A
703001	Depr Elec Prod-Steam	A
703004	Depreciation Elec General	A
703010	Depreciation-office furniture	A
704000	Amort-LTD Term Elec Plant	A
705001	Amort-Elec Intangible Plant	A
708101	State Cap Stk Tax Elec	A
708103	Misc Occup Taxes Elec	A
708120	Property Taxes - Elec	A
708140	State Unemployment Taxes-Elec	A
708150	Const Payroll Tax-Contra	A
708160	Unemployment taxes-KS	A
709101	Fed Inc Tax Elec Current	A
709103	Sta Inc Elec Current	A
710110	Prov Fed Def Inc Tx-Elec	A
710111	Prov St Def Inc Tx-Elec	A
808051	Section 42 AH Fed tax credits	A
808202	Prop Taxes Nonutility	A
808204	Property tax expense	A
808205	State tax credits	A
809210	Other taxes	A
817100	Nonutility operations	A
817200	Hedging gain/loss	A
817202	Royalty income - Gas sales	A
817204	Working interest revenue-Oil	A
817205	Working interest revenue-Gas	A
817206	Working interest revenue-NGL	A
817211	Eq earnings-KCDT, PWRIN, PSS	A
817213	Equity in earnings of CLS	A
817215	KCREC-Misc. Other Expenses	A
817217	Equity in earnings Lorencito	A
817218	Equity in earnings of Bar Gas	A
817219	Equity in earnings of Lyco	A
817221	Equity in earnings of NPC	A
817223	Equity in earnings Patrick	A
817224	Equity in earnings of MPS	A
817225	Equity in earnings of IDI	A
817226	Equity in earnings of DT Hotel	A
817227	Eqty in Erngs-Nationwide Elect	A
817228	Equity in Earn-Housing MO	A
817229	Equity in Earn-Arcand IV	A
817230	Equity in Earnings-Stroud Oil	A
817231	Equity in earnings of NHT III	A
817232	Equity in earnings of WNC	A
817233	Equity in earnings of ECC II	A
817234	Equity in earnings of Banc One	A
818204	Equity in earnings-KLT Gas	A
818205	Equity in earnings-Telecom	A
818206	Equity in earnings-Far Gas	A
818207	Equity in earnings-Apache	A
818208	Equity in earnings-M Solutions	A
818209	Equity in earnings-Telemetry	A
818210	Equity in earnings-KVA	A
818211	Equity in earnings-Power	A
818212	Equity in earnings-Iatan	A
818213	Equity in earnings-Iatan 2	A
818214	Equity in earnings-NWPM	A
818215	Equity in earnings-PI 2	A
818216	Equity in earnings-Cust Energy	A
818217	Equity in earnings-CMI	A
818218	Equity in earnings-Bermuda	A
818220	Equity in earnings-Power Asia	A
818221	Eqty in earn-Copier Solutions	A
818223	Equity in earnings-Simmons	A
818224	Equity in earnings-Adv Meas	A
818225	Equity in earnings-Mauritius	A
818227	Equity in earnings-DTI	A
818228	Equity in Earnings-SEL	A
818229	Equity in earnings-Investments	A
818230	Equity in earnings-Investmnts2	A
818231	Equity in earnings-Energetechs	A
818232	Equity in earnings-Energy Svc	A
819005	State Tax Exempt Interest	A
819006	Interest Income-Tax Refunds	A
819053	KLT Credit Support Income-SEL	A
819054	Interco interest allocation	A
819055	Non-taxable interest income	A
819101	AFDC-Equity Funds-CWIP	A
821050	Realized gains	A
821054	Consulting fees	A
821056	Revenue - Tower Lease	A
821057	Nonoperating realized gains	A
821059	Other Miscellaneous Income	A
821060	Nonoperating unrealized loss	A
825001	Minority Interest	A
826101	Community Service	A
826103	Charitbl Cntributions	A
826301	Penalties	A
826401	Civ&Pol-Grass Roots Lobby	A
827016	M-T Nt 7.95 Series C 062507	A
827501	Non-Spec Int Derivatives-Swaps	A
827900	Transf Interest & Amortization	A
827990	Interest Exp L/T	A
827992	Letter of Credit fees	A
827993	Affordable housing notes	A
828013	Amort Exp-Med Term-Series C	A
828440	Amort of Debt Exp-Senior Notes	A
828991	Amortization-Amendment Fee	A
828992	Amortization-Bond Premium	A
830000	Interest Expense on LOC-GPE	A
830002	Other notes	A
830052	Affiliated Int Exp - GPE	A
831015	Commitment Exp - S T Loans	A
831021	Int Exp-Fed & St IncTax Assmnt	A
831022	Interest Expense-TOPrS	A
831903	Interest Expense - s/t	A
831905	Amortization-loan origin fees	A
832001	AFDC-Borrowed Funds-CWIP	A
913000	Sales Exp-Oper-Advertising	A
920000	A&G Labor Expense	A
920022	A&G-Admin Work Comp Claims	A
920042	A&G-Default Procur Card Exp-Ge	A
920100	Admin & General Supervision	A
920200	Admin & General Bldg Operation	A
920300	Admin & General Other Expense	A
920400	Admin & General Trng & Sem	A
920900	Vacation and paid absences	A
920901	KCPL Costs Billed	A
920902	KLT Inc. employee labor	A
920903	KLT Power employee labor	A
920904	KLT Gas employee labor	A
920905	Energy Svcs employee labor	A
920906	Non-Labor Transfered to 921001	A
920908	TS employee labor	A
921000	A&G Exp-Oper-Office Exp	A
921300	Admin & Gen Non-Labor Other Ex	A
921903	Computer Equipment	A
921904	Postage	A
921906	Reproduction expenses	A
921907	Subscriptions/materials	A
921908	Miscellaneous office expense	A
921911	Relocation - travel & living	A
921913	Recruiting Expense	A
921917	Travel - living	A
921919	Trade/technical memberships	A
921920	Cost of Sales	A
922000	A&G Expenses Transferred	A
922050	KCPL Bill of Common Use Plant	A
923000	Outside Services Employed	A
923100	GPES A&G Trnsf-Depr, Int, Tax	A
923901	Outside Services Expense	A
923909	NPE services for KVA/NPMC	A
923910	Contract labor	A
923911	Temporary services	A
923912	GPES Services Provided	A
923913	Outside consulting	A
924000	Property Insurance	A
925000	Injuries and Damages	A
925010	A&G-Injury & Dam-Workers' Comp	A
925020	A&G-Injury & Dam-Gen Liab Ins	A
925040	A&G-Injury & Dam-Med Exp	A
925050	Injuries & Damages xfer Constr	A
926001	Emp Ben-Admin Benefit Pack	A
926002	Empl Bene-Educational Assist	A
926020	Emp Ben-Term Severence Pay	A
926030	Emp Ben-Co Contrib-ESP-401(K)	A
926050	Emp Ben-Capital Accum Plan	A
926300	Medical Coverage	A
926301	Benefits allocated-contra	A
926402	Post-Retirement Ben -H&W	A
926509	Pensions to Construction	A
928000	Regulatory Commission Expense	A
928012	Reg Comm Exp-Ks Proceeding Exp	A
930100	General Advertising Expense	A
930200	Miscellaneous General Expense	A
930201	Misc A&G-Board of Dir Fees	A
930220	Misc A&G-Environmental Expense	A
930230	Misc A&G-Company Assoc Dues	A
930242	Misc A&G-Bond Expense	A
930250	Miscellaneous A&G	A
930261	Misc A&G-Support Industry Prog	A
931001	A&G Rent Exp	A
931003	A&G Rent Exp-and Mtce Dup Eq	A
931004	A&G Rent Exp-Office Equipment	A
933000	Transportation Expense	A
933100	Transportation & O Series Allo	A
935000	A&G Mtce of General Plant	A
935200	A&G Mtce of Communication Equi	A
990000	Minority Interests	A
999990	InterUnit Overhead Expense	A
999999	KCPL Payables Suspense	A